SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2001


                             GREENHOLD GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                                   000-29707
                             Commission File Number

    Florida                                         65-0910697
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification No.)

    1995 E. Oakland Park Boulevard                     33306
    Suite 350                                        (Zip Code)
    Oakland Park, FL
(Address of principal executive offices)


                   Registrant's telephone number: (954)564-0006
                        --------------------------------



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Item 5. Other Events.  Litigation Commenced by Company.

	On or about August 17, 2001, Greenhold Group, Inc. ("the Company") initiated a civil action against Merit First, Inc., a Florida corporation, duly organized under the laws of the State of Florida, with its principle office in Tequesta, Florida, regarding a claim for breach of contract. The allegations set forth in the Complaint are as follows:

        On or about October 24, 2000, W5H, Inc., a Florida corporation
(W5H) entered into an agreement (the "Agreement") with Merit First, Inc., (Merit) which contemplated the purchase of Greenhold Group, Inc. ("Greenhold") by W5H from Merit and the subsequent merger of W5H into Greenhold. Pursuant to Section II(5) of the Agreement, Merit was to procure for Greenhold, by February 28, 2001, an initial public offering ("IPO") resulting in the net of one million dollars ($1,000,000) to Greenhold. Specifically, Section II(5) states:

 ...If the efforts of Merit shall not result in the launching of an IPO for the newly merged company, Client will be refunded $100,000 and will retain ownership of Greenhold.

        Merit failed to complete the IPO for Greenhold by February 28, 2001 as required under the Agreement and has failed to refund the one hundred thousand dollars ($100,000) despite demand by Greenhold for the said money. Thus, Merit has breached the Agreement and Greenhold seeks an award for any and all damages suffered as a result of Merit's breach of the Agreement, Greenhold's costs and such other and further relief as the Court deems just and proper.



Forward Looking Statements
	This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions as they relate to Greenhold Group, Inc. or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Greenhold Group, Inc's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in Greenhold Group, Inc's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GREENHOLD GROUP, INC.
                                             (Registrant)


Date: September 5, 2001                  By /s/ John D. Harris
                                         ---------------------
                                            John D. Harris
                                            President



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